Exhibit 3.1

Secretary of State

206 North Carson Street

Carson City, Nevada 89701-4298

(775) 684-5708

Website: www.nvsos.gov

                            ARTICLES OF INCORPORATION

                              (PURSUANT TO NRS 78)

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

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1. Name of

   Corporation:               Kama Resources Inc.

2. Resident Agent             Incorp Services, Inc.

   Name and Street            Name

   Address:

  (must Street be a              375 Stephanie St. Ste 1411         Henderson, Nevada         89014-8909

   Nevada address where          Address                             City                     Zip Code

   process may

   be served).                Optional Mailing Address City State Zip Code

3. Shares:

   (number of shares          Number of shares                                        Number of shares

   corporation                with par value: 75,000,000      Par value: $0.00001     without par value:

   authorized

   to issue)

4. Names & Addresses,         1. Gao Hai

   of Board of                              Name

   Directors/Trustees:

                                      Room B3 20th Flr Boldwin Industrial          Kwai Chung N.T.              Hong Kong

                                           Bldg. 16-18 Wah Sing St.

(attach additional page                   Street Address                                        City                          State                            Zip Code

   if there is more than 3

   directors/trustees         2.

                                 Name

                                 Street Address                      City          State       Zip Code

                              3.

                                 Name

                                 Street Address                      City          State       Zip Code

5. Purpose: (optional-        The purpose of this Corporation shall be:

   see instructions)

6. Names, Address             Swordfish Ventures Corp.                                      /s/ Gao Hai

   and Signature of           Name                                                     Signature   Gao Hai

   Incorporator.

   (attach additional page    Rm B3 20th Flr Boldwin Industrial    Kwai Chung N.T.  Hong Kong

                                        Bldg. 16-18 Wah Sing St.

if there is more than 1           Address                            City          State      Zip Code

   incorporator).

7. Certificate of             I hereby accept appointment as Resident Agent for the above named corporation.

   Acceptance of

   Appointment of             /s/Doug Ansell                                                  October 29, 2009

   Resident Agent:            Authorized Signature of R. A. or On Behalf of R. A. Company        Date

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